Exhibit 5(a)

                               Form of Application

[phoenix graphic] PHOENIX
                                                    VARIABLE ANNUITY APPLICATION

[] Phoenix Home Life Mutual Insurance Company    [] Phoenix Life and Annuity Company      [] Phoenix National Insurance Company
[] Phoenix Life Insurance Company                [] PHL Variable Insurance Company

Please Note: If application is taken in state where selected insurer has not been admitted to do business, it is void and will be rejected.
________________________________________________________________________________

CONTRACT NAME ______________________

TYPE OF CONTRACT:

[]  NONQUALIFIED
    [] 1035 Exchange


[]  QUALIFIED
    [] Regular Contributory IRA
    [] Roth IRA
    [] IRA Direct Rollover
    [] Simple IRA
    [] SEP IRA
    [] Tax year ___________
    [] Owner acknowledges receipt of PHL
       Disclosure Statement

    403(b) TSA - Employer must sign as Applicant and states that it is an educational organization as described in Internal Revenue Section 170(b)(1)(A)
(ii); a tax exempt organization as described in Code section 501(c)(3); or a State, political subdivision of a State or an agency or instrumentality of one of the foregoing.

(The Employer further states that only amounts deferred by the Owner/Annuitant under a salary reduction agreement with the Employer will be applied to this Annuity contract.)

Section 457 Deferred Compensation Plan - Owner states that it is an "eligible Employer" as defined in [section]457 (E)(1) of The Internal Revenue Code, and will remain the sole owner of any contract issued under this application until distributed under the terms of the plan.

BENEFIT OPTION:
    [] Benefit Option 1
    [] Benefit Option 2
    [] Benefit Option 3

Death Benefit and expenses will vary depending on the contract and Benefit Option chosen. Please refer to your prospectus for further details on Options available under the contract.


ANNUITANT, PRIMARY
Name____________________________________________________________________________

Address_________________________________________________________________________

City, State, ZIP Code___________________________________________________________

Phone________________________   Sex:  []  Male      []  Female

Social Security Number____________________   Date of Birth______________________

CONTINGENT ANNUITANT (If Annuitant and Owner are different)

Name____________________________________________________________________________

Address_________________________________________________________________________

City, State, ZIP Code___________________________________________________________

Phone________________________   Sex:  []  Male      []  Female

Social Security Number____________________   Date of Birth______________________

CONTRACT OWNER (Complete only if different from Annuitant - Joint Owners between spouses only)


Name____________________________________________________________________________

Address_________________________________________________________________________

City, State, ZIP Code___________________________________________________________

Phone________________________   Sex:  []  Male      []  Female

Social Security Number____________________   Date of Birth______________________

BENEFICIARY DESIGNATIONS:
                                                  LEGAL NAME        RELATIONSHIP
--------------------------------------------------------------------------------
Annuitant's Primary Beneficiary
--------------------------------------------------------------------------------
Annuitant's Contingent Beneficiary
--------------------------------------------------------------------------------
Owner's Primary Beneficiary
(Required only if Owner and
Annuitant are different)
--------------------------------------------------------------------------------
Owner's Contingent Beneficiary
--------------------------------------------------------------------------------

[] Deferred         [] Immediate           Payment Option ______________________

Initial Purchase Payment: $ _______________     Maturity Date __________________

Subsequent purchase payments will be flexible unless otherwise noted as follows:
$_________

[] Annual    [] Semi-Annual    [] Quarterly    [] Monthly    [] Check-O-Matic*

BILLING NOTICES ARE REQUESTED. SEND BILLS TO:

Name____________________________________________________________________________

Address_________________________________________________________________________

City, State, ZIP Code___________________________________________________________

*If Check-O-Matic elected, please complete authorization form and include a void check.

OL2744                                                                      5-99

DOLLAR COST AVERAGING

All transfers will be executed on the first of the month following receipt of the dollar cost averaging request.

Transfer amount: $__________
($2,000 minimum balance in sending subaccount)

Frequency:

   [] Monthly         [] Quarterly

   [] Semi-Annual     [] Annual

Sending Subaccount (choose one):

   [] Money Market

   [] Guaranteed Interest Account

   [] Other ____________________________

Receiving Subaccounts:

  Subaccount         Transfer Amount
_______________     _________________
_______________     _________________
_______________     _________________
_______________     _________________
_______________     _________________
_______________     _________________


TELEPHONE TRANSFERS AND CHANGE IN
PAYMENT ALLOCATION:

   [] Yes   [] No

Telephone transfers and changes in payment allocation are subject to the terms of the Prospectus. If you check the "yes" box, telephone orders will be accepted from you and your registered representative and you agree that, because we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.

SEND COMPLETED FORM WITH A CHECK PAYABLE TO "PHOENIX" TO:

Phoenix Variable Products Mail Operations
PO Box 8027
Boston MA 02266-8027

REGISTERED REPRESENTATIVE ELECTION

Choose One:

   [] Option 1

   [] Option 2

   [] Option 3

SUBACCOUNT ALLOCATION (Use full percentages - Must equal 100%)

_____ Phoenix-Aberdeen International                    _____ Templeton Asset Allocation
_____ Phoenix-Aberdeen New Asia                         _____ Templeton Developing Markets
_____ Phoenix-Duff & Phelps Real Estate Securities      _____ Templeton International
_____ Phoenix-Engemann Nifty-Fifty                      _____ Mutual Shares Investments (Templeton)
_____ Phoenix-Goodwin Balanced                          _____ Templeton Stock
_____ Phoenix-Goodwin Growth                            _____ Wanger Foreign Forty
_____ Phoenix-Goodwin Money Market                      _____ Wanger International Small Cap
_____ Phoenix-Goodwin Multi-Sector Fixed Income         _____ Wanger Twenty
_____ Phoenix-Goodwin Strategic Allocation              _____ Wanger US Small Cap
_____ Phoenix-Goodwin Strategic Theme                   _____ Guaranteed Interest Account
_____ Phoenix-Hollister Value Equity                    _____ MVA - 3 Year
_____ Phoenix-Oakhurst Growth and Income                _____ MVA - 5 Year
_____ Phoenix-Seneca Mid-Cap Growth                     _____ MVA - 7 Year
_____ Phoenix Research Enhanced Index                   _____ MVA - 10 Year
_____ Phoenix-Schafer Mid-Cap Value                     _____ Other ___________________________

TEMPORARY MONEY MARKET ALLOCATION
If the state of issue does not require refund of premium during the Right To Cancel Period, you may elect to temporarily allocate your premiums to the Phoenix-Goodwin Money Market Subaccount until the end of the Right to Cancel Period as stated in the policy. Indicate: [] Yes [] No

MISCELLANEOUS INSTRUCTIONS/COMMENTS
________________________________________________________________________________
________________________________________________________________________________

STATEMENT OF OWNER/APPLICANT AND ANNUITANT

Will the proposed contract replace any existing annuity or life insurance?
[] Yes    [] No

If Yes, list company name, plan and year issued.

WE HEREBY REPRESENT THE ANSWERS TO THE ABOVE QUESTIONS TO BE ACCURATE AND COMPLETE. WE HEREBY VERIFY OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUND, ARE VARIABLE AND NOT GUARANTEED. WE ACKNOWLEDGE RECEIPT OF CURRENT PROSPECTUSES FOR THE VARIABLE ANNUITY AND THE FUND.

[]  Statement of Additional Information Requested

Signed at___________________________________________ On ________________________
                     (City, State)                              (Date)

Under penalty of perjury, I (owner) certify that my Social Security/Taxpayer ID number is correct as it appears on this application.

Signature of Owner/Applicant____________________________________________________

Signature of Witness____________________________________________________________

Signature of Annuitant (if other than Owner)____________________________________

STATEMENT OF REGISTERED REPRESENTATIVE

Will this contract replace any existing insurance or annuity?            [] Yes   [] No
This replacement is meant to be a tax-free exchange under Section 1035:  [] Yes   [] No

If yes, please give details in the Miscellaneous Section.

The Agent hereby certifies that the Owner signed the application in his/her presence; he/she has truly and accurately recorded on this form the information supplied by the proposed annuitant; and that he/she is qualified and authorized to discuss the contract herein applied for.

(Use full percentages - must equal 100%)
____________________________ ____________ _____________________ ______ _________
 Representative's Signature      Date       Broker-Dealer Firm   Rep #  % Share
____________________________ ____________ _____________________ ______ _________
 Representative's Signature      Date       Broker-Dealer Firm   Rep #  % Share
____________________________ ____________ _____________________ ______ _________
 Representative's Signature      Date       Broker-Dealer Firm   Rep #  % Share

COMPLETE ONLY IF AN EXCEPTION TO YOUR BROKER-DEALER'S OPTION ELECTION IS
REQUESTED

Broker-Dealer hereby elects to permit an Option Exception for this Contract and representative(s) as noted above and as confirmed by Signature below.

Broker-Dealer Firm______________________________________________________________

Broker-Dealer's Signature_______________________________________________________

Print Name & Title_____________________________Broker-Dealer Number ____________